UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2010

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices)

(404) 474-7256

Issuer’s telephone number

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Amendment No. 3 on Form 8-K/A relates to the Form 8-K (the “Form 8-K”) filed by the Registrant with the U.S. Securities and Exchange Commission (the “Commission”) on November 12, 2010 and subsequently amended on January 6, 2011 and March 12, 2012 pertaining to the Registrant’s purchase of shares of common stock of GROUP Business Software AG (“GROUP”).

In Exhibit 99.1 to the Amendment No. 2 to the Form 8-K filed by the Registrant with the Commission on March 12, 2012 ("Amendment No. 2"), the independent auditor's report provided an opinion on the consolidated financial position of the Registrant as of March 31, 2010 and 2009 and the results of its consolidated operations and cash flows for the years then ended. Due to the fact that the financial statements presented were for the years ended December 31, 2010 and 2009, the auditor has provided a revised audit opinion on the periods contained in the financial statements. The revised auditor's report and Audited 2010 Financial Statements of GROUP are filed as Exhibits 99.1 to this Amendment No. 3. The remaining sections and exhibits included in Amendment No. 2 have not been changed and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description:
10.1	Stock Purchase Agreement, dated November 5, 2010, between GBS Enterprises Incorporated and LVM Landwirtschaftlicher Versicherungsverein AG (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.2	Stock Purchase Agreement, dated November 3, 2010, between GBS Enterprises Incorporated and MPire Capital City (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.3	Stock Purchase Agreement, dated November 5, 2010, between GBS Enterprises Incorporated and Stone Mountain Ltd. (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.4	Stock Purchase Agreement, dated November 3, 2010, between GBS Enterprises Incorporated and Tuomo Tilman (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.5	Stock Purchase Agreement, dated November 5, 2010, between GBS Enterprises Incorporated and vbv Vitamin B Venture GmbH (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.6	Stock Purchase Agreement, dated November 5, 2010, between GBS Enterprises Incorporated and Jyrki Salminen (Closing Date: December 30, 2010) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.7	Stock Purchase Agreement, dated January 5, 2011, between GBS Enterprises Incorporated and Delta Consult LP (Closing Date: January 6, 2011) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

10.8	Stock Purchase Agreement, dated January 5, 2011, between GBS Enterprises Incorporated and GAVF LLC (Closing Date: January 6, 2011) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

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10.9	Stock Purchase Agreement, dated January 5, 2011, between GBS Enterprises Incorporated and K Group (Closing Date: January 6, 2011) [Incorporated by reference to the Company’s Form 10-Q/A Amendment No. 2 for the quarter ended December 31, 2010]

99.1*	Audited 2010 Financial Statements of GROUP Software Business AG

99.2	Unaudited 2010 Pro Forma Financial Statements of GBS Enterprises Incorporated [Incorporated by reference to the Company’s Form 8-K/A Amendment No. 2 filed on March 12, 2012]

*Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Markus R. Ernst
Markus R. Ernst
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: July 16, 2012

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